PROMISSORY NOTE

$10,800,000.00June 30, 2005
Seattle, Washington

FOR VALUE RECEIVED, EMERITUS CORPORATION, a corporation organized under the laws of the State of Washington (“Borrower”), shall pay to the order of HEALTHCARE REALTY TRUST INCORPORATED, a corporation organized under the laws of the State of Maryland (“Lender”), the principal sum of Ten Million Eight Hundred Thousand and 00/100 Dollars ($10,800,000.00), with interest on so much thereof as shall from time to time be outstanding at the rate of interest set forth below, until fully paid. This Note is given pursuant to that certain Loan Agreement of even date herewith among Borrower and Lender, as amended from time to time (the “Loan Agreement”) and is subject to the provisions thereof. The definitions in the Loan Agreement shall be applicable to any capitalized terms herein that are not otherwise defined.

1. Definitions.

“Business Day” means any day which is not a Saturday or Sunday or a public holiday under the laws of the United States of America or the State of Washington.

“Closing Date” means the date of this Note.

“Collateral Document” or “Collateral Documents” means individually and collectively the Mortgage and any other document providing security for or guarantee of repayment of this Note.

“Commencement Date” means [i] the Closing Date if the Closing Date occurs on the first day of a month or [ii] the first day of the month after the Closing Date if the Closing Date occurs on any day other than the first day of the month.

“Default Rate” means 12.50%, subject to the provisions of §21.

“Event of Default” has the meaning set forth in §8.

“Lease” has the meaning set forth in the Loan Agreement.

“Loan” means all indebtedness evidenced by this Note or otherwise due pursuant to the Loan Agreement or the Collateral Document.

“Maturity Date” means June 30, 2008.

“Mortgage” means the Leasehold Mortgage/Deed of Trust, Security Agreement, Assignment of Leases and Rents, Financing Statement and Fixture Filing of even date herewith granted by Borrower to secure the indebtedness evidenced by this Note.

“State” means the State of Washington.

2. Interest Rate.

(a) Initial Rate. Interest shall accrue on the principal amount outstanding hereunder at the rate of 10% per annum.

(b) Default Rate. After the occurrence and during the continuance of an Event of Default, Borrower shall pay interest on this Note, and on any judgment on this Note, at the Default Rate.

(c) Computation Method. All interest rates shall be calculated based on the actual number of days elapsed over a 365-day year (365/365 method).

3. Payments.

(a) Commencing on the Commencement Date and on the first day of each month thereafter, Borrower shall make monthly payments of interest only in arrears sufficient to pay all interest accrued pursuant to §2 hereof; provided, however, if the Commencement Date is the first day of a month then, the first payment shall not be due until the first day of the first month after the Commencement Date.

(b) On the Maturity Date, Borrower shall make a balloon payment equal to the outstanding balance of this Note including the outstanding principal balance, all accrued and unpaid interest, and all charges, expenses and other amounts payable by Borrower to Lender hereunder.

4. Method and Place of Payment. Borrower shall make all payments on this Note to Healthcare Realty Trust Incorporated, P.O. Box 100894, Atlanta, GA 30384-0894, or at such other place as the holder hereof may designate in writing to Borrower in accordance with the provisions of Section 17, or by wire transfer as hereinafter provided. The failure of Lender to provide such written notice to Borrower will not relieve Borrower of its obligations under this Note. Borrower shall make all payments in lawful money of the United States of America, and may make payments by wire transfer of immediately available funds to :

Name:   Healthcare Realty Trust Incorporated

Bank:   Bank of America, N.A.

ABA NO.:  111-000-012

Account No.:  3751 1997 46

Attention:  Rick Langreck (615) 269-8175

Address:  Bank of America, N.A.
901 Main Street
Dallas, TX 75202

Bank of America, N.A.
TX1-099-03-04
PO Box 831153
Dallas, TX 75283

5. Prepayment. Borrower shall have the privilege of prepaying this Note in whole or in part at any time upon at least 9 months prior written notice to Lender; provided, however, no such prepayment shall be permitted prior to January 1, 2007 without the prior written consent of Lender, which consent may be withheld in the sole discretion of Lender.

6. Late Charge. Borrower acknowledges that any default in any payment due under this Note will result in loss and additional expense to Lender in handling such delinquent payments and meeting Lender’s other financial obligations. Because such loss and additional expense is extremely difficult and impractical to ascertain, Borrower agrees that if any payment hereunder (other than the final payment on maturity) is not paid within 10 days after the due date, Borrower shall pay, as a reasonable estimate of such loss and expense, and in addition to other amounts due hereunder, a late charge equal to the lesser of [i] 5% of the amount of the overdue payment, or [ii] the maximum amount permitted by applicable law.

7. Application of Payments. Unless Lender elects otherwise, in its sole discretion, all payments and other amounts received by Lender pursuant to this Note shall be credited as follows: [i] first to any charges, costs, expenses and fees payable by Borrower under this Note, the Loan Agreement, the Mortgage, or incurred by Lender for the protection of any collateral securing the payment of this Note, if not paid by Borrower by the due date after the expiration of any applicable grace period; [ii] second to interest on the foregoing amounts at the Default Rate from the due date or date of payment by Lender, as the case may be; [iii] third to accrued but unpaid interest on this Note; [iv] fourth, to the principal amount outstanding; and [v] the balance, if any, to Borrower.

8. Default. Failure to pay any amount owed under this Note within ten (10) days after such payment is due shall constitute an Event of Default hereunder. The occurrence of an Event of Default under the Loan Agreement or Mortgage shall be an Event of Default hereunder.

9. Acceleration. Upon the occurrence of any Event of Default, in addition to all other remedies under the Loan Agreement, Mortgage, any other security for or guarantee of this Note, and at law or in equity, at the option of Lender [i] the outstanding principal balance of this Note and all accrued and unpaid interest thereon and all other amounts payable by Borrower to Lender shall be immediately due and payable, and [ii] all such amounts shall bear interest at the Default Rate from the date of the Event of Default until paid. Lender may exercise either or both options without notice or demand of any kind.

10. Governing Law. This Note shall be governed by and construed in accordance with the internal laws of the State, without giving effect to the conflict of laws rules thereof.

11. Time is of the Essence. Time is of the essence in the payment of this Note. All grace periods in the Loan Agreement and any Collateral Document that apply to a default shall run concurrently.

12. Holidays. If any installment of this Note becomes due on a day which is not a Business Day, Borrower may pay the installment on the next succeeding Business Day.

13. Waivers; Cumulative Rights and Remedies. None of the following shall be a course of dealing, estoppel, waiver or the like on which Borrower, Lender or any party to any Collateral Document may rely: [i] Lender’s acceptance of one or more late or partial payments; [ii] Lender’s forbearance from exercising any right or remedy under this Note or any Collateral Document; or [iii] Lender’s forbearance from exercising any right or remedy under this Note or any Collateral Document on any one or more occasions. Lender’s exercise of any rights or remedies or a part of a right or remedy on one or more occasions shall not preclude Lender from exercising the right or remedy at any other time. Lender’s rights and remedies under this Note, the Collateral Documents, and the law and equity are cumulative to, but independent of, each other.

14. Representations. Borrower: [i] acknowledges that Lender would not have extended the credit evidenced by this Note but for the obligations of Borrower hereunder and under the Collateral Document; [ii] warrants that it has executed this Note or Collateral Document to induce Lender to extend and to continue to extend the credit; and [iii] warrants that it has received good and valuable consideration for executing this Note or any Collateral Document.

15. Indulgences. Without notice, Lender may do or refrain from doing anything affecting this Note or any Collateral Document, as many times as Lender desires, including the following: [i] granting or not granting any indulgences to anyone liable for payment of this Note or to anyone liable under any Collateral Document; [ii] releasing any security or anyone or any property from liability on this Note or any Collateral Document; [iii] amending this Note or any Collateral Document, including extending the time for payment of this Note, in accordance with the terms of Section 25 or 30 of this Note and as provided in the Collateral Documents.

16. No Release of Liability. No obligations of Borrower shall be affected by [i] any default in this Note or any Collateral Document which default is waived by Lender; [ii] the unenforceability of or defect in this Note or in any Collateral Document or any interest conveyed by any Collateral Document; [iii] any decline in the value of any interest in any property conveyed by any Collateral Document; or, [iv] the death, incompetence, insolvency, dissolution, liquidation or winding up of affairs of Borrower, Lender or any party to this Note or any Collateral Document or the start of insolvency proceedings by or against any such party. BORROWER WAIVES ALL SURETYSHIP AND OTHER SIMILAR DEFENSES. Neither Borrower nor any party to any Collateral Document may enforce any right of subrogation or contribution unless and until this Note is paid in full and not subject to recovery as a preference under applicable insolvency law, and waives all rights of subrogation against any party that is subject to insolvency proceedings unless and until this Note is so paid in full.

17. Notices. All notices, demands, requests and consents (hereinafter “notices”) given pursuant to this Note shall be in writing, and shall be served by [i] personal delivery, [ii] United States Mail, certified mail, return receipt requested; or [iii] nationally recognized overnight courier to the following addresses:

To Borrower: Emeritus Corporation

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
Attention: William M. Shorten

To Lender: Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attention: Asset Administration.

With a copy to: Healthcare Realty Trust Incorporated
3310 West End Avenue, Suite 700
Nashville, Tennessee 37203
Attention: John M. Bryant, Jr.
Senior Vice President and General Counsel

All notices shall be deemed to be given upon the earlier of actual receipt or three days after deposit in the United States mail or one business day after deposit with the overnight courier. Lender and Borrower may change their notice address at any time by giving the other party written notice of such change in accordance with the foregoing provisions.

18. Representation and Warranty Regarding Business Purpose. Borrower represents and warrants that the loan evidenced by this Note is for business purposes only and not for personal, family, household, or agricultural purposes.

19. Security. This Note is secured by the Collateral Documents.

20. Protest. Except as otherwise expressly provided in the Loan Agreement, Borrower waives protest, notice of protest, demand, dishonor or default, presentment for payment, notice of intent to declare this Note immediately due and payable, notice of declaration that this Note is immediately due and payable in full, all other notices, and all other demands.

21. Savings Clause. The intention of Lender and Borrower is to comply with the laws of the State and the federal government concerning the rate of interest on this Note. Notwithstanding any other provision in this Note or in any other document given in connection with this Note, Borrower shall not be required to pay interest in excess of the maximum lawful rate under applicable law. If a court of competent jurisdiction should determine that applicable law concerning the maximum lawful rate of interest on this Note is not that of the State, it is the intention of the parties to comply with the law of the state whose law is, in fact, applicable concerning the maximum lawful rate of interest on this Note. To the extent the amount of interest provided in this Note ever exceeds the maximum lawful rate (the “Excess Interest”), [i] the provisions of this paragraph shall govern and control; [ii] Borrower shall not be obligated to pay any Excess Interest; [iii] any Excess Interest that Lender may have received shall be credited against the then outstanding balance due under this Note and, if the Excess Interest exceeds the outstanding balance, the excess amount shall be refunded to Borrower; [iv] the rate of interest under this Note or the Default Rate, as applicable, shall be automatically reduced to the maximum lawful rate and this Note and any other documents given in connection therewith shall be deemed reformed and modified to reflect such reduction; and [v] subject to the foregoing provisions of this paragraph, Borrower shall have no action or remedy against Lender for any damages whatsoever or any defense to enforcement of this Note or any other documents given in connection therewith arising out of the payment or collection of any Excess Interest. In determining whether interest paid or payable on this Note exceeds the maximum lawful rate, Borrower agrees to exclude voluntary prepayment fees from the calculation of interest and to spread the total amount of interest throughout the entire contemplated term of this Note.

22. Attorney’s Fees and Expenses. Borrower shall pay to Lender all reasonable costs and expenses incurred by Lender in connection with the Loan and the security for the Loan, enforcing or preserving Lender’s rights under this Note, the Loan Agreement, the Mortgage, or any other Collateral Document, and in all matters of collection and administration, whether or not an Event of Default has actually occurred or has been declared and thereafter cured, including but not limited to, [i] attorneys’ and paralegals’ fees and disbursements; [ii] the fees and expenses of any litigation, alternative dispute resolution, administrative, bankruptcy, insolvency, receivership and any other similar proceeding; [iii] court costs; [iv] the expenses of Lender, its employees, agents, attorneys and witnesses in preparing for litigation, alternative dispute resolution, administrative, bankruptcy, insolvency and other proceedings and for lodging, travel, and attendance at meetings, hearings, depositions, and trials; and [v] consulting and witness fees incurred by Lender in connection with any litigation or other proceeding.

23. Severability. If any clause, provision, section or article of this Note is ruled invalid by any court of competent jurisdiction, the invalidity of such clause, provision, section, or article shall not affect any of the remaining provisions hereof.

24. Assignment. Borrower shall not assign its rights nor delegate its obligations under this Note.

25. Amendment. This Note may not be amended except in writing signed by Borrower and Lender. All references to this Note, whether in this Note or in any other document or instrument, shall be deemed to incorporate all amendments, modifications, and renewals of this Note and all substitutions made therefor after the date hereof.

26. Intentionally omitted.

27. CONSENT TO JURISDICTION. BORROWER HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE NON-EXCLUSIVE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT HAVING JURISDICTION OVER DAVIDSON COUNTY, TENNESSEE FOR ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY MATTER ARISING FROM OR RELATED TO [I] THIS NOTE; OR [II] ANY LOAN DOCUMENT EXECUTED IN CONNECTION WITH THIS NOTE. BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT BORROWER MAY EFFECTIVELY DO SO, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

BORROWER AGREES NOT TO INSTITUTE ANY LEGAL ACTION OR PROCEEDING AGAINST LENDER OR ANY DIRECTOR, OFFICER, EMPLOYEE, AGENT OR PROPERTY OF LENDER, CONCERNING ANY MATTER ARISING OUT OF OR RELATING TO THE COMMITMENT OR ANY LOAN DOCUMENT IN ANY COURT OTHER THAN A STATE OR FEDERAL COURT HAVING JURISDICTION OVER DAVIDSON COUNTY, TENNESSEE UNLESS SUCH COURTS LACK SUBJECT MATTER OR IN PERSONAM JURISDICTION IN WHICH CASE SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN ANY COURT WHICH HAS SUCH JURISDICTION.

BORROWER HEREBY CONSENTS TO SERVICE OF PROCESS BY LENDER IN ANY MANNER AND IN ANY JURISDICTION PERMITTED BY LAW. NOTHING HEREIN SHALL AFFECT OR IMPAIR LENDER’S RIGHT TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW, OR LENDER’S RIGHT

TO BRING ANY ACTION OR PROCEEDING AGAINST BORROWER OR THE PROPERTY OF BORROWER OR ANY GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION.

28. WAIVER OF JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, LENDER, BY ITS ACCEPTANCE OF THIS NOTE, AND BORROWER HEREBY KNOWINGLY AND VOLUNTARILY WAIVES THE RIGHT TO A JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIMS ARISING OUT OF OR RELATING TO THIS NOTE.

29. ORAL AGREEMENTS. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FOREBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON.

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IN WITNESS WHEREOF, the undersigned has executed this Note effective as of the date first set forth above.

EMERITUS CORPORATION, a Washington corporation

By: /s/ William M. Shorten
William M. Shorten
Director of Real Estate Finance